UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019

SmartStop Self Storage REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55617 (Commission File Number)	46-1722812 (IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On July 2, 2019, SmartStop Self Storage REIT, Inc. (the “Registrant”) filed a Current Report on Form 8-K (the “Original Report”) reporting that on June 28, 2019, the Registrant, SmartStop OP, L.P. (f/k/a Strategic Storage Operating Partnership II, L.P.), the Registrant’s operating partnership, and SmartStop TRS, Inc. (f/k/a Strategic Storage TRS II, Inc.) entered into a series of transactions, agreements, and amendments to the Registrant’s existing agreements and arrangements (the “Self Administration Transaction”), with SmartStop Asset Management, LLC, the Registrant’s then-sponsor (“SAM”), and SmartStop OP Holdings, LLC, a subsidiary of SAM. Pursuant to the Self Administration Transaction, the Registrant acquired the self storage advisory, asset management, property management, and tenant insurance joint venture interests of SAM, along with certain other assets of SAM. In the Original Report, the Registrant indicated that the financial information called for by Item 9.01(a) and the pro forma financial information called for by Item 9.01(b) (together, the “Financial Information”) in such Original Report had not been included with such filing and would be filed by amendment to the Original Report not later than September 14, 2019.

On August 23, 2019, the Securities and Exchange Commission (the “SEC”), pursuant to its authority under Rule 3-13 of Regulation S-X, granted the Registrant a waiver from the requirements to file the Financial Information called for in the Original Report for the Self Administration Transaction that was otherwise required under Rule 8-04 of Regulation S-X. The Registrant had submitted such request for a waiver from the requirements of Rule 8-04 of Regulation S-X for the Self Administration Transaction because, among other things, it believed that the Financial Information would not provide meaningful information to gain an understanding of the post-acquisition operations of the Registrant.

Except as otherwise provided herein, the information set forth in the Original Report remains unchanged.

Item 9.01.Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

See Explanatory Note above. Accordingly, such Item 9.01(a) financial information is omitted.

(b)	Pro forma financial statements.

See Explanatory Note above. Accordingly, such Item 9.01(b) financial information is omitted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSTOP SELF STORAGE REIT, Inc.
Date: September 4, 2019	By:	/s/ James Barry
	Name:	James Barry
	Title:	Chief Financial Officer and Treasurer